Exhibit 99.1

N E W S R E L E A S E	MEDIA CONTACT Amy Baker VP, Corporate Communications and Marketing MVB Bank abaker@mvbbanking.com (844) 682-2265 INVESTOR RELATIONS Marcie Lipscomb mlipscomb@mvbbanking.com (844) 682-2265

MVB Financial Corp. Announces Merger with Integrated

Financial Holdings

Synergy Fuels Government Guaranteed Lending Growth Vehicle

(FAIRMONT, W.Va.) August 12, 2022 – MVB Financial Corp. (“MVB,” “MVB Financial”) (Nasdaq: MVBF), the holding company for MVB Bank, Inc. (“MVB Bank”), announced today that it has entered into a definitive merger agreement pursuant to which MVB will acquire Integrated Financial Holdings, Inc. (“IFH”) (OTCQX: IFHI) in an all-stock transaction. The strategic combination is expected to accelerate a fast track growth vehicle for MVB by expanding its government guaranteed lending business, including SBA and USDA originations and servicing.

IFH is headquartered in Raleigh, N.C., and is the parent company of five wholly owned subsidiaries, including West Town Bank & Trust (“WTBT”) and Windsor Advantage, LLC (“Windsor”). WTBT had approximately $435 million in total assets, $326 million in loans and $334 million in deposits as of June 30, 2022. Since 2018, WTBT’s Government Guaranteed Lending Team has originated more than $1 billion in loans. Windsor is a leading national lending service provider, offering financial institutions a comprehensive outsourced SBA and USDA lending platform, servicing approximately $2.1 billion in loans.

Under the terms of the merger agreement, IFH shareholders will receive 1.21 shares of MVB common stock for each share of IFH common stock. Based on the closing price of MVB stock of $34.54 on August 11, 2022, the implied per share purchase price is $41.79, with an aggregate transaction value of approximately $98.0 million.

The transaction is expected to be immediately accretive to tangible book value per share at closing and approximately 15% accretive to earnings per share in 2023. MVB also expects tangible common equity to tangible assets and all regulatory capital ratios to increase pro forma for the transaction.

“MVB continues to focus on key growth initiatives as part of our MVB-F1: Success Loves Speed Strategic Plan. Even in wet track market conditions, MVB continues to be opportunistic and look for deals that make sense to our business model. This acquisition accelerates both our SBA and Strategic Lending Partnerships growth vehicles to the benefit of our clients and shareholders. Both strong companies on our own, together we become a national leader in government guaranteed lending, specifically SBA and USDA lending,” said Larry F. Mazza, CEO, MVB Financial. “We believe we have an excellent cultural fit and outstanding additions of talent with Eric Bergevin, Riddick Skinner and Mike Breckheimer joining Team MVB.”

Upon closing of the transaction, IFH President and CEO Eric Bergevin will join MVB’s Executive Leadership Team as a direct report to CEO Larry F. Mazza. Riddick Skinner, EVP, Government Lending for IFH, and Michael Breckheimer, EVP, Corporate Strategy for IFH, will report to Bergevin.

“We are excited to embark on this strategic alliance with MVB to create what we believe will be an industry-leading juggernaut in government guaranteed lending,” Bergevin said. “The merger represents two organizations with shared entrepreneurial-minded philosophies around the idea of synergy.”

The transaction with IFH has been unanimously approved by both IFH’s and MVB’s boards of directors and is expected to be completed in the first quarter of 2023, subject to approval of both companies’ shareholders, regulatory approvals and the satisfaction of other customary closing conditions.

Stephens, Inc. served as financial advisor and Squire Patton Boggs (US) LLP served as legal advisor to MVB. Raymond James & Associates, Inc. served as financial advisor and Wyrick Robbins Yates & Ponton LLP served as legal advisor to IFH.

A slide presentation relating to the transaction can be accessed under the investor relations section of MVB’s website at https://mvbbanking.com/. In addition, the presentation is included as an exhibit to the Form 8-K filed with the Securities and Exchange Commission announcing the transaction.

###

About MVB Financial Corp.

MVB Financial Corp., the holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Nasdaq is a leading global provider of trading, clearing, exchange technology, listing, information and public company services. Through its subsidiary, MVB Bank, Inc., and the Bank’s subsidiaries, the Company provides financial services to individuals and corporate clients in the Mid-Atlantic region and beyond. For more information about MVB, please visit http://ir.mvbbanking.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to MVB’s and IFH’s beliefs, goals, intentions, and expectations regarding the proposed transaction, pro forma financial results, future operations, and capital ratios, among other matters; our estimates of future costs and benefits of the actions we may take; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “will,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; MVB and IFH do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of MVB and IFH. Such statements are based upon the current beliefs and expectations of the management of MVB and IFH and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between MVB and IFH; the outcome of any legal proceedings that may be instituted against MVB or IFH; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of MVB and IFH to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of MVB; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MVB and IFH do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate IFH’s operations and those of MVB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; IFH’s and MVB’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by MVB’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of IFH and MVB to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of IFH and MVB; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic and the effects of inflation on IFH, MVB and the proposed transaction; the impact of changing interest rates on IFH and MVB; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MVB’s Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MVB’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and in other reports MVB files with the U.S. Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

In connection with the proposed transaction, MVB will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of MVB and IFH, which also constitutes a prospectus of MVB, that will be sent to IFH’s and MVB’s shareholders seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF IFH AND MVB AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFH, MVB AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed by MVB with the SEC containing information about IFH and MVB, without charge, at the SEC’s website (http://www.sec.gov). In addition, copies of documents filed with the SEC by MVB will be made available free of charge in the “Investor Relations” section of MVB’s website, https://www.mvbbanking.com, under the heading “SEC Filings;” and investors may obtain free copies of the joint proxy statement/prospectus (when available) by contacting IFH, 8450 Falls of Neuse Road, Suite 202, Raleigh, NC 27615, telephone: (252) 482-4400.

Participants in Solicitation

IFH, MVB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding MVB’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 7, 2022, and certain other documents filed by MVB with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.